EXHIBIT 10.15

AMENDMENT NUMBER FIVE

TO

TEXAS REGIONAL BANCSHARES, INC.

AMENDED AND RESTATED EMPLOYEE STOCK OWNERSHIP PLAN

(WITH 401(K) PROVISIONS)

Texas Regional Bancshares, Inc., a corporation organized and operating under the laws of the State of Texas, and registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “Company”), together with the Trustees of the Texas Regional Bancshares, Inc. Amended and Restated Employee Stock Ownership Plan (with 401(k) Provisions) adopt the following amendments to the Plan effective as of December 10, 2002.

WHEREAS, the Company has established and maintains the Texas Regional Bancshares, Inc. Amended and Restated Employee Stock Ownership Plan (with 401(k) Provisions) (the “Plan”); and

WHEREAS, the Company and San Juan Bancshares, Inc. entered into an Agreement and Plan of Reorganization, pursuant to which, effective as of November 18, 2002, San Juan Bancshares, Inc. and its wholly owned subsidiary San Juan Delaware Financial Corporation merged with and into Texas Regional Delaware, Inc., and Texas Country Bank merged with and into Texas State Bank, and, as a part of those mergers, the Company and its subsidiaries have become the employer of the employees of the former San Juan Bancshares, Inc. and its subsidiaries; and

WHEREAS, it is the desire of the Company and its wholly owned subsidiary, Texas State Bank, that eligible employees of San Juan Bancshares, Inc., San Juan Delaware Financial Corporation and Texas Country Bank, as a result of becoming employees of the Company and Texas State Bank pursuant to the mergers, be entitled to participate in the Plan; and

WHEREAS, the Board of Directors desires to coordinate and consolidate the employee benefit programs available to all employees of the Company and its subsidiaries;

NOW THEREFORE, IT IS HEREBY AGREED THAT the Plan is hereby amended effective as of December 10, 2002 as follows:

1.             Amendment related to definition of “Service.”  The definition of “Service” in Section 2.65 of the Plan (as originally stated in the Plan and as the same may have been previously amended) is hereby deleted and substituted therefor is the following language:

“2.65       “Service” means employment with:

(i) the Company,

(ii) a Participating Employer,

(iii) Mid Valley Bank, as predecessor to the Company’s subsidiary, Texas State Bank (with respect to those Employee participants that were formerly participants in the Mid Valley Bank Employees’ Pension Plan),

(iv) First National Bank of South Texas (with respect to those Employees who were employed by First National Bank of South Texas as employees of the Rio Grande City and Roma branch bank facilities of First National Bank of South Texas as of the time of acquisition of such branch bank facilities by Texas State Bank),

(v) First State Bank & Trust Co. and The Border Bank (with respect to those Employees who were employed by First State Bank & Trust Co. or The Border Bank as employees of such banks as of the time of the merger of such banks with and into Texas State Bank),

(vi) Brownsville National Bank, Texas Bank & Trust and Bank of Texas (with respect to those Employees who were employed by Brownsville National Bank, Texas Bank & Trust or Bank of Texas as of the time of the merger of such banks with and into Texas State Bank),

(vii) Harlingen Bancshares, Inc., HN Bancshares of Delaware, Inc. and/or Harlingen National Bank (with respect to those individuals who are Employees as of October 1, 1999 and  who were employed by Harlingen Bancshares, Inc., HN Bancshares of Delaware, Inc. and/or Harlingen National Bank as of August 15th, 1999),

(viii) Frost National Bank and Overton Park Bank (with respect to those individuals who are Employees as of March 12, 2002 and who were employed in connection with the data processing business of Frost National Bank located at 975 William D. Tate, Grapevine, Texas as of the date of acquisition of that business by Texas State Bank),

(ix) Riverway Holdings, Inc., Riverway Holdings of Delaware, Inc. and/or Riverway Bank (with respect to those Employees who were employed by Riverway Holdings, Inc., Riverway Holdings of Delaware, Inc. and/or Riverway Bank as of the time of merger of Riverway Holdings, Inc. with and into Texas Regional Delaware, Inc.); and

(x) San Juan Bancshares, Inc., San Juan Delaware Financial Corporation and/or Texas Country Bank (with respect to those Employees who were employed by San Juan Bancshares, Inc., San Juan Delaware Financial Corporation and/or Texas Country Bank as of the time of merger of San Juan Bancshares, Inc. with and into Texas Regional Delaware, Inc.).”

2.             Amendment to definition of “Years of Service.”  The last paragraph in the definition of “Years of Service” in Section 2.76 of the Plan (as originally stated in the Plan and as the same may have been previously amended) is hereby deleted and substituted therefor is the following language:

“Years of Service with:

(a) the Employer,

(b) an Affiliated Employer,

(c) Mid Valley Bank, as predecessor to the Employer’s subsidiary, Texas State Bank (with respect to those Employee participants that were formerly participants in the Mid Valley Bank Employees’ Pension Plan),

(d) First National Bank of South Texas (with respect to those Employees who were employed by First National Bank of South Texas as employees of the Rio Grande City and Roma branch bank facilities of First National Bank of South Texas as of the time of acquisition of such branch bank facilities by Texas State Bank),

(e) First State Bank & Trust Co. and The Border Bank (with respect to those Employees who were employed by First State Bank & Trust Co. or The Border Bank as employees of such banks as of the time of the merger of such banks with and into Texas State Bank),

(f) Brownsville National Bank, Texas Bank & Trust and Bank of Texas (with respect to those Employees who were employed by Brownsville National Bank, Texas Bank & Trust or Bank of Texas as of the time of the merger of such banks with and into Texas State Bank),

(g) Harlingen Bancshares, Inc., HN Bancshares of Delaware, Inc. and/or Harlingen National Bank (with respect to those individuals who are Employees as of October 1, 1999 and who were employed by Harlingen Bancshares, Inc., HN Bancshares of Delaware, Inc. and/or Harlingen National Bank as of August 15, 1999),

(h) Frost National Bank and Overton Park Bank (with respect to those individuals who are Employees as of March 12, 2002 and who were employed in connection with the data processing business of Frost National Bank located at 975 William D. Tate, Grapevine, Texas as of the date of acquisition of that business by Texas State Bank),

(i) Riverway Holdings, Inc., Riverway Holdings of Delaware, Inc. and/or Riverway Bank (with respect to those Employees who were employed by Riverway Holdings, Inc., Riverway Holdings of Delaware, Inc. and/or Riverway Bank as of the time of merger of Riverway Holdings, Inc. with and into Texas Regional Delaware, Inc.), and/or

(j) San Juan Bancshares, Inc., San Juan Delaware Financial Corporation and/or Texas Country Bank (with respect to those Employees who were employed by San Juan Bancshares, Inc., San Juan Delaware Financial Corporation and/or Texas Country Bank as of the time of merger of San Juan Bancshares, Inc. with and into Texas Regional Delaware, Inc.)

will be recognized for purposes of eligibility and vesting.”

3.             Participants.  As a result of the amendments to the Plan pursuant to sections 1 and 2 of this Amendment, persons who were employees of San Juan Bancshares, Inc., San Juan Delaware Financial Corporation and/or Texas Country Bank as of the time of merger of San Juan Bancshares, Inc. with and into Texas Regional Delaware, Inc. will become Participants (as that term is defined in the Plan) as soon as feasible on or after the date that such persons become employees of the Company and/or Texas State Bank as provided in sections 1 and 2, without regard to the requirement of entry on the first of a month or on January 1st or July 1st subsequent to their initial dates of service, provided that they are otherwise qualified to be Participants as set forth in the Plan.  The Plan is hereby further amended to provide that such persons become Participants as described above, without regard to the requirement of entry on January 1st or July 1st subsequent to their initial dates of service, provided that they are otherwise qualified under the Plan.  Notwithstanding the foregoing, each such employee shall only be credited (pursuant to and in accordance with the rules set forth in the Plan) with the amount of compensation paid by the Company and/or Texas State Bank, and shall not be credited with any part of such employee’s compensation paid by San Juan Bancshares, Inc., San Juan Delaware Financial Corporation or Texas Country Bank for purposes of determining allocations of Employer Contributions and Forfeitures and for all other purposes.

4.             Definitions.  Defined terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Plan.

IN WITNESS WHEREOF, this Fifth Amendment to the Texas Regional Bancshares, Inc. Amended and Restated Employee Stock Ownership Plan (with 401(k) Provisions) has been executed this 10th day of December, 2002 to be effective as of the date set forth above.

Texas Regional Bancshares, Inc.

By:	/s/ G.E. Roney
Glen E. Roney,
Chairman of the Board and
Chief Executive Officer